SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 14, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               ASB HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                      0-31789             56-2317250
----------------------------              ----------          -------------
(State or other jurisdiction              (File No.)          (IRS Employer
     of incorporation)                                    Identification Number)

  365 Broad Street, Bloomfield, New Jersey                      07003
  ----------------------------------------                      -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:   (974) 748-3600
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
            ----------------------------------

         On March 14, 2005, ASB Holding Company (the "Company") and American Savings Bank of NJ (the "Bank") announced the appointment of Mr. Fred G. Kowal as President and Chief Operating Officer of the Bank. Mr. Kowal was also appointed to the Board of Directors of both the Company and the Bank. At the time of filing this report, it was unknown as to which Board committees Mr. Kowal would be named.

         Mr. Kowal succeeds Joseph Kliminski as President of the Bank. Mr. Kliminski has been employed by the Bank since 1967 and became President and Chief Executive Officer of the Bank in 1987. Mr. Kliminski continues in his role as Chief Executive Officer of the Bank and President and Chief Executive Officer of the Company.

         Mr. Kowal was Chairman and Chief Executive Officer of Warwick Community Bancorp, Inc. until its merger into Provident Bancorp, Inc. in October 2004. He joined Warwick Community Bancorp, Inc. in 1999 and also served as Chairman of the Board of Directors of The Warwick Savings Bank and as Chairman of the Board, President and Chief Executive Officer of The Towne Center Bank, a de novo commercial bank formed by Warwick Community Bancorp, Inc. in 1999. Prior to joining Warwick, he served as Senior Vice President of First Union National Bank, where he worked for 16 years, and as Senior Vice President of PNC Bank. Mr. Kowal holds an M.B.A. in Finance from Rutgers University and a B.S. in Business Management from Fairleigh Dickinson University.

         The Company and the Bank expect to enter into an employment agreement with Mr. Kowal. The material terms of such agreement will be reported under Item
1.01 of Form 8-K following the effective date of such agreement.

         A copy of the press release announcing the appointment is included with this Form 8-K as an exhibit.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------


     Exhibit
     Number             Descriptions
     ------             ------------
        99       Press Release dated March 14, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           ASB HOLDING COMPANY



Date: March 14, 2005              By:      /s/Joseph Kliminski
                                           -------------------------------------
                                           Joseph Kliminski
                                           President and Chief Executive Officer